Exhibit 10.9

Annual Certification
Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

Pursuant to subsections (a) and (b) of Section 1350, Chapter 63 of Title 18, United States Code, each of the undersigned officers of Credit Suisse Group, a company incorporated in Switzerland (the "Company"), does hereby certify, to such officer's knowledge, that:

The Amendment No. 1 to the Annual Report on Form 20-F/A for the year ended December 31, 2002 ("Amendment No. 1") of the Company fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934 and the information contained in Amendment No. 1 fairly presents, in all material respects, the financial condition and results of operations of the Company for such period presented.

Dated: April 27, 2004	Name:	/s/ OSWALD J. GRÜBEL Oswald J. Grübel
	Title:	Chief Executive Officer

Dated: April 27, 2004	Name:	/s/ JOHN J. MACK John J. Mack
	Title:	Chief Executive Officer

Dated: April 27, 2004	Name:	/s/ PHILIP K. RYAN Philip K. Ryan
	Title:	Chief Financial Officer